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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549
                               ------------------
                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------
                     NEW ROCKWELL INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
             (TO BE CHANGED TO ROCKWELL INTERNATIONAL CORPORATION)

           Delaware                  25-1797617
 (STATE OR OTHER JURISDICTION     (I.R.S. EMPLOYER
               OF                  IDENTIFICATION
INCORPORATION OR ORGANIZATION)          NO.)
  2201 Seal Beach Boulevard          90740-8250
    Seal Beach, California           (ZIP CODE)
    (ADDRESS OF PRINCIPAL
      EXECUTIVE OFFICES)

                               ------------------
  ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLAN, ROCKWELL RETIREMENT SAVINGS
   PLAN FOR CERTAIN EMPLOYEES, ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR
    SALARIED EMPLOYEES, ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR HOURLY
                                   EMPLOYEES
           AND RELIANCE ELECTRIC COMPANY SAVINGS AND INVESTMENT PLAN
                           (FULL TITLE OF THE PLANS)
                               ------------------
                          WILLIAM J. CALISE, JR. Esq.
              Senior Vice President, General Counsel and Secretary
                     New Rockwell International Corporation
                           2201 Seal Beach Boulevard
                       Seal Beach, California 90740-8250
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (310) 797-5362
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                               ------------------
                                    Copy to:

                             PETER R. KOLYER, Esq.
                             Chadbourne & Parke LLP
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (212) 408-5100
                               ------------------
                        CALCULATION OF REGISTRATION FEE
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
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
                                                            PROPOSED          PROPOSED
                                           AMOUNT            MAXIMUM          MAXIMUM          AMOUNT OF
        TITLE OF SECURITIES                TO BE         OFFERING PRICE      AGGREGATE       REGISTRATION
          TO BE REGISTERED               REGISTERED         PER SHARE    OFFERING PRICE (1)        FEE
------------------------------------------------------------------------------------------------------------
Common Stock, par value $1 per share
  (including the associated
  Preferred Share Purchase Rights)
  (2)...............................   5,000,000 shares      $23.81         $119,050,000        $41,053

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    (1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the Securities Act), based on the book value as of June 30, 1996 of the assets to be received by the Registrant in the transaction in which the shares of the Registrant's securities registered pursuant to Registration Statement No. 333-14969 will be issued.

    (2) In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
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

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents, which have been filed with the Securities and Exchange Commission (the Commission), are incorporated herein by reference and made a part hereof:

     (a) Proxy Statement-Prospectus dated October 29, 1996, filed (Registration No. 333-14969) by New Rockwell International Corporation (New Rockwell) pursuant to Rule 424(b) under the Securities Act.

     (b) Annual Report on Form 11-K of the Rockwell International Corporation Savings Plan for the fiscal year ended September 30, 1995.

     (c) Annual Report on Form 11-K of the Reliance Electric Company Savings and Investment Plan for the fiscal year ended December 31, 1995.

     (d) Annual Report on Form 11-K of the Allen-Bradley Savings and Investment Plan for Salaried Employees for the fiscal year ended December 31, 1995.

     (e) Annual Report on Form 11-K of the Allen-Bradley Savings and Investment Plan for Hourly Employees for the fiscal year ended December 31, 1995.

     (f) Item 1 of the Registration Statement on Form 8-A pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the Exchange
        Act), filed by New Rockwell October 30, 1996.

     All documents subsequently filed by New Rockwell and the Rockwell International Corporation Savings Plan, Rockwell Retirement Savings Plan for Certain Employees, Allen-Bradley Savings and Investment Plan for Salaried Employees, Allen-Bradley Savings and Investment Plan for Hourly Employees and Reliance Electric Company Savings and Investment Plan (the Plans) pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes that statement. Any such statement so modified or superseded shall not constitute a part of this Registration Statement, except as so modified or superseded.

ITEM 4. DESCRIPTION OF SECURITIES.

     This Item is not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     William J. Calise, Jr., Esq., who has passed upon the legality of any newly issued Common Stock of New Rockwell covered by this Registration Statement, is Senior Vice President, General Counsel and Secretary of New Rockwell.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Delaware General Corporation Law permits Delaware corporations to eliminate or limit the monetary liability of directors for breach of their fiduciary duty of care, subject to certain limitations (8 Del. G.C.L. sec. 102(b)(7) ) and also provides for indemnification of directors, officers, employees and agents subject to certain limitations (8 Del. G.C.L. sec. 145).

     Article IX of New Rockwell's Certificate of Incorporation eliminates, and the last paragraph of Article Seventh of New Rockwell's Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware will eliminate, monetary liability of directors for breach of fiduciary duty as directors to the extent permitted by Delaware law.

     Section 14 of Article III of the By-Laws of New Rockwell provides for the indemnification of directors and officers of New Rockwell to the extent permitted by Delaware law. Section 13 of Article III of the New Rockwell By-Laws and the appendix thereto entitled Procedures for Submission and Determination of Claims for Indemnification Pursuant to Article III, Section 13 of the By-Laws to be adopted by New Rockwell will provide, in substance, for the indemnification of directors, officers, employees and agents of New Rockwell to the extent permitted by Delaware law.

     New Rockwell's directors and officers are insured against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act.

     In addition, New Rockwell and certain other persons may be entitled under agreements entered into with agents or underwriters to indemnification by such agents or underwriters against certain liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which New Rockwell or such persons may be required to make in respect thereof.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     This Item is not applicable.

ITEM 8. EXHIBITS.

   3-a        --New Rockwell's Certificate of Incorporation, filed as Exhibit 3-a to
                Registration Statement No. 333-14969, is incorporated herein by reference.
   3-b        --New Rockwell's By-Laws, filed as Exhibit 3-b to Registration Statement No.
                333-14969, is incorporated herein by reference.
   4-a        --Form of Restated Certificate of Incorporation of New Rockwell to be filed with the Secretary of State of the State of Delaware, filed as Exhibit 4-a to
                Registration Statement No. 333-14969, is incorporated herein by reference.
   4-b        --Form of By-Laws of New Rockwell to be adopted by New Rockwell, filed as
                Exhibit 4-b to Registration Statement No. 333-14969, is incorporated herein by reference.
   4-c        --Rights Agreement dated as of November 30, 1996 between New Rockwell and
                ChaseMellon Shareholder Services, L.L.C., as rights agent.
   4-d-1      --Copy of Rockwell International Corporation Savings Plan amended and restated
                as of January 1, 1995, filed as Exhibit 99-a-1 to Rockwell's Annual Report on
                Form 10-K for the year ended September 30, 1995, is hereby incorporated by reference.
   4-d-2      --Copy of resolution adopted by the Board of Directors of Rockwell
                International Corporation (Rockwell) on September 11, 1996 amending the
                Rockwell International Corporation Savings Plan.
   4-d-3      --Copy of resolution adopted by the Board of Directors of Rockwell on November
                6, 1996 amending the Rockwell International Corporation Savings Plan and the
                Rockwell Retirement Savings Plan for Certain Employees.
   4-d-4      --Master Defined Contribution Trust Agreement effective January 1, 1996 between
                The Employee Benefit Committee of Rockwell and First Interstate Bank of
                California (predecessor of Wells Fargo Bank, N.A.), filed as Exhibit 99-b to
                Rockwell's Quarterly Report on Form 10-Q for the quarter ended March 31,
                1996, is hereby incorporated by reference.
   4-e-1      --Copy of Rockwell Retirement Savings Plan for Certain Employees effective as of January 1, 1996, filed as Exhibit 4-c to Registration Statement No.
                33-64497, is hereby incorporated by reference.
   4-f-1      --Copy of Allen-Bradley Savings and Investment Plan for Salaried Employees, as
                amended and restated effective March 1, 1996, filed as Exhibit 4-c to
                Registration Statement No. 333-00705, is hereby incorporated by reference.
   4-f-2      --Copy of Allen-Bradley Savings and Investment Plan for Hourly Employees, as
                amended and restated effective March 1, 1996, filed as Exhibit 4-c to
                Registration Statement No. 333-00711, is hereby incorporated by reference.

   4-f-3      --Copy of Trust Agreement made as of September 30, 1995 between the Savings
                Plan Asset Committee of Allen-Bradley Company, Inc. and First Interstate Bank
                of California, N.A. (predecessor of Wells Fargo Bank, N.A.), filed as Exhibit
                4-d-1 to Registration Statement No. 333-00705, is hereby incorporated by reference.
   4-f-4      --Copy of Trust Agreement dated as of December 1, 1981 between Allen-Bradley
                Company, Inc., as successor by merger to Allen-Bradley Company, and Kenneth
                W. Krueger, as successor to Gene R. Stevens, Trustee, filed as Exhibit 4-d-2 to Registration Statement No. 333-00705, is hereby incorporated by reference.
   4-f-5      --Succession Agreement dated March 25, 1996 among Allen-Bradley Company, Inc.,
                Kenneth W. Krueger and NBD Bank, as Successor Trustee of the trust funds under the Allen-Bradley Savings and Investment Plans, filed as Exhibit 99-a to Rockwell's Quarterly Report on Form 10-Q for the quarter ended March 31,
                1996, is hereby incorporated by reference.
   4-g-1      --Copy of the Reliance Electric Company Savings and Investment Plan, as
                restated effective January 1, 1989, filed as Exhibit 4-c to Registration
                Statement No. 33-62917, is incorporated herein by reference.
   4-g-2      --Amendment No. 1 to Reliance Electric Company Savings and Investment Plan,
                effective January 1, 1989, filed as Exhibit 4-d to Registration Statement No.
                33-62917, is incorporated herein by reference.
   4-g-3      --Amendment No. 2 to Reliance Electric Company Savings and Investment Plan,
                effective October 1, 1995, filed as Exhibit 4-e to Registration Statement No.
                33-62917, is incorporated herein by reference.
   4-g-4      --Form of Amendment No. 3 to Reliance Electric Company Savings and Investment
                Plan.
   4-g-5      --Copy of Agreement and Declaration of Trust amended and restated as of
                September 2, 1983 between Reliance Electric Company and Central National Bank of Cleveland (predecessor-in-interest to Wells Fargo Bank, N.A.), filed as
                Exhibit 4-f to Registration Statement No. 33-62917, is incorporated herein by reference.
   4-h-1      --Copy of resolution adopted by the Board of Directors of Rockwell on November
                6, 1996 authorizing the assignment of the Rockwell International Corporation
                Savings Plan and the Rockwell Retirement Savings Plan for Certain Employees
                to New Rockwell.
   4-h-2      --Form of resolution proposed to be adopted by the Board of Directors of New
                Rockwell assuming and adopting the Rockwell International Corporation Savings
                Plan and the Rockwell Retirement Savings Plan for Certain Employees.
   5-a        --Opinion of William J. Calise, Jr., Esq., Senior Vice President, General
                Counsel and Secretary of New Rockwell, as to the legality of any newly issued
                Common Stock of New Rockwell covered by this Registration Statement.
   5-b        --In lieu of an opinion concerning compliance with the requirements of the
                Employee Retirement Income Security Act of 1974, as amended, or a determination letter of the Internal Revenue Service (the IRS) that the Plans are qualified under Section 401 of the Internal Revenue Code, Rockwell hereby undertakes to submit the Plans and any amendment thereto to the IRS in a timely manner and to make all changes required by the IRS in order to qualify the Plans.
   23-a       --Consent of Deloitte & Touche LLP, independent auditors, set forth on page
                II-7 of this Registration Statement.
   23-b       --Consent of William J. Calise, Jr., Esq., Senior Vice President, General
                Counsel and Secretary of New Rockwell, contained in his opinion filed as
                Exhibit 5-a to this Registration Statement.
   23-c       --Consent of Chadbourne & Parke LLP, set forth on page II-7 of this
                Registration Statement.
   24         --Power of Attorney authorizing certain persons to sign this Registration
                Statement and amendments hereto on behalf of certain directors and officers of New Rockwell, filed as Exhibit 24 to Registration Statement No. 333-14969, is incorporated herein by reference.

ITEM 9. UNDERTAKINGS.

A. New Rockwell hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed with or furnished to the Commission by New Rockwell pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of New Rockwell's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and each filing of the Plans' annual reports pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

B. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of New Rockwell pursuant to the foregoing provisions, or otherwise, New Rockwell has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by New Rockwell of expenses incurred or paid by a director, officer or controlling person of New Rockwell in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, New Rockwell will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SEAL BEACH, STATE OF CALIFORNIA ON THE 27TH DAY OF NOVEMBER, 1996.

                                          NEW ROCKWELL INTERNATIONAL
                                          CORPORATION

                                                   /s/ WILLIAM J. CALISE, JR.
                                          By

                                           (WILLIAM J. CALISE, JR., SENIOR VICE
                                                        PRESIDENT,
                                              GENERAL COUNSEL AND SECRETARY)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON THE 27TH DAY OF NOVEMBER, 1996 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:

                  SIGNATURE                                         TITLE
---------------------------------------------   ---------------------------------------------
              DONALD R. BEALL*                    Chairman of the Board and Chief Executive
                                                  Officer (principal executive officer) and
                                                                  Director
             DON H. DAVIS, JR.*                                   Director
             W. MICHAEL BARNES*                 Senior Vice President, Finance & Planning and
                                                Chief Financial Officer (principal financial
                                                                  officer)
             LAWRENCE J. KOMATZ*                        Vice President and Controller
                                                       (principal accounting officer)
             /s/ WILLIAM J. CALISE,
  JR.
                     * By
(WILLIAM J. CALISE, JR., ATTORNEY-IN-FACT)**

** By authority of the power of attorney filed as Exhibit 24 to New Rockwell's
   Registration Statement on Form S-4 (Registration No. 333-14969).

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, EACH OF THE PLANS HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SEAL BEACH, STATE OF CALIFORNIA ON THE 27TH DAY OF NOVEMBER, 1996.

                                          ROCKWELL INTERNATIONAL CORPORATION
                                            SAVINGS PLAN

                                                    /S/ ALFRED J. SPIGARELLI
                                          By

                                                (ALFRED J. SPIGARELLI, PLAN
                                                      ADMINISTRATOR)

                                          ROCKWELL RETIREMENT SAVINGS PLAN FOR
                                            CERTAIN EMPLOYEES

                                                    /S/ ALFRED J. SPIGARELLI
                                          By

                                                (ALFRED J. SPIGARELLI, PLAN
                                                      ADMINISTRATOR)

                                          ALLEN-BRADLEY SAVINGS AND INVESTMENT
                                            PLAN FOR SALARIED EMPLOYEES

                                                    /S/ ALFRED J. SPIGARELLI
                                          By

                                                (ALFRED J. SPIGARELLI, PLAN
                                                      ADMINISTRATOR)

                                          ALLEN-BRADLEY SAVINGS AND INVESTMENT
                                            PLAN FOR HOURLY EMPLOYEES

                                                    /S/ ALFRED J. SPIGARELLI
                                          By

                                                (ALFRED J. SPIGARELLI, PLAN
                                                      ADMINISTRATOR)

                                          RELIANCE ELECTRIC COMPANY
                                            SAVINGS AND INVESTMENT PLAN

                                                    /S/ ALFRED J. SPIGARELLI
                                          By

                                                (ALFRED J. SPIGARELLI, PLAN
                                                      ADMINISTRATOR)

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of New Rockwell International Corporation, in respect to the Rockwell International Corporation Savings Plan, Rockwell Retirement Savings Plan for Certain Employees, Allen-Bradley Savings and Investment Plan for Salaried Employees, Allen-Bradley Savings and Investment Plan for Hourly Employees and Reliance Electric Company Savings and Investment Plan, of (i) our reports dated July 31, 1996 on the consolidated financial statements and financial statement schedule of Rockwell International Corporation, our report dated July 31, 1996 on the financial statements of the Aerospace and Defense Business of Rockwell International Corporation, and our report dated September 16, 1996 on the balance sheet of New Rockwell International Corporation, all appearing in the Proxy Statement-Prospectus which is a part of the Registration Statement No. 333-14969 on Form S-4 of New Rockwell International Corporation; (ii) our report dated March 1, 1996 appearing in the Annual Report on Form 11-K of the Rockwell International Corporation Savings Plan for the year ended September 30, 1995;
(iii) our report dated June 28, 1996 appearing in the Annual Report on Form 11-K of the Reliance Electric Company Savings and Investment Plan for the year ended December 31, 1995; (iv) our report dated June 20, 1996 appearing in the Annual Report on Form 11-K of the Allen-Bradley Savings and Investment Plan for Salaried Employees for the year ended December 31, 1995; and (v) our report dated June 20, 1996 appearing in the Annual Report on Form 11-K of the Allen-Bradley Savings and Investment Plan for Hourly Employees for the year ended December 31, 1995.

We also consent to the references to us under the heading "Experts" in the Prospectuses which are part of this Registration Statement and in the Proxy Statement-Prospectus which is part of the aforementioned Registration Statement on Form S-4.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
November 26, 1996

                               ------------------

                               CONSENT OF COUNSEL

     The consent of William J. Calise, Jr., Esq., Senior Vice President, General Counsel and Secretary of New Rockwell, is included in his opinion filed as
Exhibit 5-a hereto.

                               CONSENT OF COUNSEL

     We hereby consent to the reference to this firm and to the inclusion of the summary of our opinion under the caption "Tax Consequences" in the Prospectuses related to this Registration Statement on Form S-8 filed by New Rockwell International Corporation in respect of the Rockwell International Corporation Savings Plan, Rockwell Retirement Savings Plan for Certain Employees, Allen-Bradley Savings and Investment Plan for Salaried Employees, Allen-Bradley Savings and Investment Plan for Hourly Employees and Reliance Electric Company Savings and Investment Plan.

                                                          CHADBOURNE & PARKE LLP

30 Rockefeller Plaza
New York, New York 10112
November 27, 1996

                                 EXHIBIT INDEX

EXHIBIT
 NUMBER                                                                                 PAGE
--------                                                                                ----
  3-a      --New Rockwell's Restated Certificate of Incorporation, filed as Exhibit
             3-a to Registration Statement No. 333-14969, is incorporated herein by reference.
  3-b      --New Rockwell's By-Laws, filed as Exhibit 3-b to Registration Statement
             No. 333- 14969 , is incorporated herein by reference.
  4-a      --Form of Restated Certificate of Incorporation of New Rockwell to be
             filed with the Secretary of State of the State of Delaware, filed as
             Exhibit 4-a to Registration Statement No. 333-14969, is incorporated herein by reference.
  4-b      --Form of By-Laws of New Rockwell to be adopted by New Rockwell, filed as
             Exhibit 4-b to Registration Statement No. 333-14969, is incorporated herein by reference.
  4-c      --Rights Agreement dated as of November 30, 1996 between New Rockwell and
             ChaseMellon Shareholder Services, L.L.C., as rights agent.
 4-d-1     --Copy of Rockwell International Corporation Savings Plan amended and restated as of January 1, 1995, filed as Exhibit 99-a-1 to Rockwell's
             Annual Report on Form 10-K for the year ended September 30, 1995, is hereby incorporated by reference.
 4-d-2     --Copy of resolution adopted by the Board of Directors of Rockwell
             International Corporation (Rockwell) on September 11, 1996 amending the
             Rockwell International Corporation Savings Plan.
 4-d-3     --Copy of resolution adopted by the Board of Directors of Rockwell on
             November 6, 1996 amending the Rockwell International Corporation Savings
             Plan and the Rockwell Retirement Savings Plan for Certain Employees.
 4-d-4     --Master Defined Contribution Trust Agreement effective January 1, 1996 between The Employee Benefit Committee of Rockwell and First Interstate
             Bank of California (predecessor of Wells Fargo Bank, N.A.), filed as
             Exhibit 99-b to Rockwell's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, is hereby incorporated by reference.
 4-e-1     --Copy of Rockwell Retirement Savings Plan for Certain Employees effective as of January 1, 1996, filed as Exhibit 4-c to Registration Statement
             No. 33-64497, is hereby incorporated by reference.
 4-f-1     --Copy of Allen-Bradley Savings and Investment Plan for Salaried
             Employees, as amended and restated effective March 1, 1996, filed as
             Exhibit 4-c to Registration Statement No. 333-00705, is hereby incorporated by reference.
 4-f-2     --Copy of Allen-Bradley Savings and Investment Plan for Hourly Employees,
             as amended and restated effective March 1, 1996, filed as Exhibit 4-c to
             Registration Statement No. 333-00711, is hereby incorporated by reference.
 4-f-3     --Copy of Trust Agreement made as of September 30, 1995 between the
             Savings Plan Asset Committee of Allen-Bradley Company, Inc. and First
             Interstate Bank of California, N.A. (predecessor of Wells Fargo Bank,
             N.A.), filed as Exhibit 4-d-1 to Registration Statement No. 333-00705,
             is hereby incorporated by reference.
 4-f-4     --Copy of Trust Agreement dated as of December 1, 1981 between
             Allen-Bradley Company, Inc., as successor by merger to Allen-Bradley
             Company, and Kenneth W. Krueger, as successor to Gene R. Stevens,
             Trustee, filed as Exhibit 4-d-2 to Registration Statement No. 333-00705,
             is hereby incorporated by reference.

EXHIBIT
 NUMBER                                                                                 PAGE
--------                                                                                ----
 4-f-5     --Succession Agreement dated March 25, 1996 among Allen-Bradley Company,
             Inc., Kenneth W. Krueger and NBD Bank, as Successor Trustee of the trust funds under the Allen-Bradley Savings and Investment Plans, filed as
             Exhibit 99-a to Rockwell's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, is hereby incorporated by reference.
 4-g-1     --Copy of the Reliance Electric Company Savings and Investment Plan, as
             restated effective January 1, 1989, filed as Exhibit 4-c to Registration
             Statement No. 33-62917, is incorporated herein by reference.
 4-g-2     --Amendment No. 1 to Reliance Electric Company Savings and Investment
             Plan, effective January 1, 1989, filed as Exhibit 4-d to Registration
             Statement No. 33-62917, is incorporated herein by reference.
 4-g-3     --Amendment No. 2 to Reliance Electric Company Savings and Investment
             Plan, effective October 1, 1995, filed as Exhibit 4-e to Registration
             Statement No. 33-62917, is incorporated herein by reference.
 4-g-4     --Form of Amendment No. 3 to Reliance Electric Company Savings and
             Investment Plan.
 4-g-5     --Copy of Agreement and Declaration of Trust amended and restated as of
             September 2, 1983 between Reliance Electric Company and Central National
             Bank of Cleveland (predecessor-in-interest to Wells Fargo Bank, N.A.), filed as Exhibit 4-f to Registration Statement No. 33-62917, is
             incorporated herein by reference.
 4-h-1     --Copy of resolution adopted by the Board of Directors of Rockwell on
             November 6, 1996 authorizing the assignment of the Rockwell
             International Corporation Savings Plan and the Rockwell Retirement
             Savings Plan for Certain Employees to New Rockwell.
 4-h-2     --Form of resolution proposed to be adopted by the Board of Directors of
             New Rockwell assuming and adopting the Rockwell International
             Corporation Savings Plan and the Rockwell Retirement Savings Plan for
             Certain Employees.
  5-a      --Opinion of William J. Calise, Jr., Esq., Senior Vice President, General
             Counsel and Secretary of New Rockwell, as to the legality of any newly issued Common Stock of New Rockwell covered by this Registration
             Statement.
  5-b      --In lieu of an opinion concerning compliance with the requirements of the
             Employee Retirement Income Security Act of 1974, as amended, or a determination letter of the Internal Revenue Service (the IRS) that the
             Plans are qualified under Section 401 of the Internal Revenue Code,
             Rockwell hereby undertakes to submit the Plans and any amendment thereto to the IRS in a timely manner and to make all changes required by the
             IRS in order to qualify the Plans.
  23-a     --Consent of Deloitte & Touche LLP, independent auditors, set forth on page II-7 of this Registration Statement.
  23-b     --Consent of William J. Calise, Jr., Esq., Senior Vice President, General
             Counsel and Secretary of New Rockwell, contained in his opinion filed as
             Exhibit 5-a to this Registration Statement.
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EXHIBIT
 NUMBER                                                                                 PAGE
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
  23-c     --Consent of Chadbourne & Parke LLP, set forth on page II-7 of this
             Registration Statement.
   24      --Power of Attorney authorizing certain persons to sign this Registration
             Statement and amendments hereto on behalf of certain directors and officers of New Rockwell, filed as Exhibit 24 to Registration Statement
             No. 333-14969, is incorporated herein by reference.
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